__________________________________________________________________________________________
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
________________________________________________________________________________________________________________________
FORM 8-K
________________________________________________________________________________________________________________________
 CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): December 8, 2020 (December 3, 2020)
________________________________________________________________________________________________________________________
Evergy, Inc.
(Exact Name of Registrant as Specified in Charter)
__________________________________________________________________________________________

Missouri	001-38515	82-2733395
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1200 Main Street
Kansas City, Missouri 64105
(Address of Principal Executive Offices, and Zip Code)

(816) 556-2200
Registrant’s Telephone Number, Including Area Code

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
__________________________________________________________________________________________
Evergy Kansas Central, Inc.
(Exact Name of Registrant as Specified in Charter)
 _________________________________________________________________________________________

Kansas	001-03523	48-0290150
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

818 South Kansas Avenue
Topeka, Kansas 66612
(Address of Principal Executive Offices, and Zip Code)

(785) 575-6300
Registrant’s Telephone Number, Including Area Code

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

__________________________________________________________________________________________
Evergy Metro, Inc.
(Exact Name of Registrant as Specified in Charter)
__________________________________________________________________________________________

Missouri	000-51873	44-0308720
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1200 Main Street
Kansas City, Missouri 64105
(Address of Principal Executive Offices, and Zip Code)

(816) 556-2200
Registrant’s Telephone Number, Including Area Code
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Evergy, Inc. common stock	EVRG	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

This combined Current Report on Form 8-K is provided by the following registrants: Evergy, Inc. (“Evergy”), Evergy Kansas Central, Inc. (“Evergy Kansas Central”) and Evergy Metro, Inc. (“Evergy Metro,” and collectively with Evergy and Evergy Kansas Central, the “Evergy Companies”). Information relating to any individual registrant is filed by such registrant solely on its own behalf. Each registrant makes no representation as to information relating exclusively to the other registrants.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On December 3, 2020, Evergy’s Board of Directors (“Board”) unanimously appointed Mr. David A. Campbell as Evergy’s President and Chief Executive Officer and as a member of the Board, effective January 4, 2021. Mr. Campbell will hold the same positions with Evergy Kansas Central and Evergy Metro, as well as with the other main utilities in the Evergy group. As previously announced by the Evergy Companies in a Current Report on Form 8-K filed with the Securities Exchange Commission (“SEC”) on August 27, 2020, Mr. Terry Bassham, current President and Chief Executive Officer and a member of the Board, will retire when Mr. Campbell joins the Evergy Companies.
Mr. Campbell, 52, currently serves as executive vice president and chief financial officer of Vistra Corp. (“Vistra”) (NYSE: VST), a multi-state electricity generation and retail electric provider headquartered in Dallas, Texas. As chief financial officer of Vistra, Mr. Campbell has broad responsibility for Vistra’s accounting, financial, risk, tax, planning, investor relations, strategy and merger and acquisition activities. Prior to joining Vistra in June 2019, Mr. Campbell served as president and chief executive officer of InfraREIT (“InfraREIT”) (NYSE: HIFR), a real estate investment trust that owned and leased rate-regulated electric transmission assets in Texas, from August 2014 until InfraREIT’s acquisition by Oncor Electric Delivery Company in May 2019. Mr. Campbell also served as president and chief executive officer of Sharyland Utilities, a Texas-based electric transmission utility, from 2016 to 2019. Mr. Campbell also served as a member of the board of directors of InfraREIT from September 2014 to May 2019. Mr. Campbell originally joined TXU Corp. (“TXU”) (a predecessor of Vistra and Energy Future Holdings) in 2004 as executive vice president of planning, strategy and risk, and became chief financial officer of TXU in 2006 and chief executive officer of Luminant, a wholly-owned competitive power generation subsidiary of TXU, in 2008. Before joining TXU, he was a partner in the Dallas office of McKinsey & Company, where he led the Texas and Southern Region hubs of McKinsey’s corporate finance and strategy practice. Mr. Campbell earned a B.A. from Yale University and a J.D. from Harvard Law School. Also, he graduated with a master’s degree from Oxford University, where he studied as a Rhodes Scholar.
In connection with Mr. Campbell’s appointment, Evergy and Mr. Campbell entered into an offer letter that provides Mr. Campbell with a compensation package initially consisting of the following:
•Mr. Campbell will receive an annual base salary of $1 million. Mr. Campbell will also participate in Evergy’s annual incentive plan, with an initial target award equal to 125% of his base salary, and in Evergy’s long-term incentive plan, with an initial target grant date award equal to 425% of his base salary.
•To induce Mr. Campbell to accept the position and, in part, to replace compensation that Mr. Campbell is forfeiting by departing from his current employer, Mr. Campbell will receive:
◦A cash payment on his employment start date of $1.25 million, which must be repaid if (i) he does not establish a principal residence in the greater Kansas City metropolitan area by July 6, 2021 or (ii) if he resigns from Evergy for any reason other than death, disability or good reason before the first anniversary of his employment start date.

◦Restricted stock awards with a grant date fair market value equal to $3 million. The restricted stock awards will be divided into three tranches, with, subject to Mr. Campbell’s continuous employment with Evergy, a tranche vesting on each of December 31, 2021, December 31, 2022 and December 31, 2023. The restricted stock awards will contain terms and conditions similar to Evergy’s standard form of restricted stock unit award. The restricted stock awards will vest in full if Mr. Campbell is terminated by Evergy without cause or if he resigns for good reason prior to the applicable vesting dates. Mr. Campbell will forfeit all of the restricted stock awards if he does not establish a principal residence in the greater Kansas City metropolitan area by July 6, 2021.
•Mr. Campbell will enter into Evergy’s standard form of change-in-control severance agreement (the “CIC Agreement”) and, subject to the terms of the CIC Agreement, be eligible to receive the severance benefits thereunder if his employment is involuntarily terminated or if he resigns for good reason in connection with a change in control.
•Mr. Campbell will be eligible for severance benefits pursuant to Evergy’s Executive Severance Plan (the “Severance Plan”), as amended from time to time, except that, if Mr. Campbell resigns for good reason (as defined in the CIC Agreement), Mr. Campbell will be entitled to the same benefits he would be eligible to receive under the Severance Plan if he had been terminated without cause. In addition, if Mr. Campbell becomes entitled to the severance benefits under the Severance Plan, as described above, during his first two years of employment, Mr. Campbell will receive, in addition to the severance benefits paid pursuant to the Severance Plan, cash severance payments equal to the cash severance amounts Mr. Campbell would be eligible to receive under certain portions of the CIC Agreement, less the cash severance amounts received under the Severance Plan (i.e., the aggregate amount of severance benefits paid to Mr. Campbell will be approximately equal to the severance levels under the CIC Agreement even though no change in control has occurred).
•Mr. Campbell will be reimbursed for up to $200,000 for temporary housing and travel expenses and will receive the relocation assistance commensurate with his position. Mr. Campbell is also entitled to reimbursement of legal fees in connection with negotiating the offer letter and reviewing related matters, up to $17,500. Mr. Campbell will also be eligible to participate in Evergy’s general benefit plans (e.g., 401(k) plan and health and welfare plans), as well as Evergy’s nonqualified deferred compensation plan.

Mr. Campbell will not receive any separate compensation for his service as a director or with respect to service at Evergy’s subsidiaries. Mr. Campbell was not appointed to any committees of the Evergy Board.
There are no arrangements or understandings between Mr. Campbell and any other person pursuant to which he was selected as an officer or director, other than those set forth in the offer letter. In addition, there are no family relationships between Mr. Campbell and any director or executive officer of Evergy, and Mr. Campbell has not been party to any related person transactions with Evergy.
The foregoing summary of the offer letter is qualified in its entirety by reference to the full text of the offer letter that is attached as Exhibit 10.1 and is incorporated herein by reference. Additionally, a copy of the form of CIC Agreement and a copy of the Severance Plan were previously filed as Exhibit 10.4 to Evergy’s Form 10-Q for the quarter ended March 31, 2019 and as Exhibit 10.1 to Evergy’s Form 10-Q for the quarter ended September 30, 2019, respectively.

Item 7.01	Regulation FD Disclosure.
On December 8, 2020, Evergy issued a press release announcing the appointment of Mr. Campbell, as described above, and also affirming its 2020 fiscal year earnings guidance. The press release is attached as Exhibit 99.1 and is incorporated herein by reference.
The information under this Item 7.01 and in Exhibit 99.1 is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information under this Item 7.01 and in Exhibit 99.1 shall not be deemed incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, unless otherwise expressly indicated in such registration statement or other document.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1	Offer Letter, dated December 3, 2020.
99.1	Press Release of Evergy, Inc., dated December 8, 2020.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Evergy, Inc.

/s/ Heather A. Humphrey
Heather A. Humphrey
Senior Vice President, General Counsel and Corporate Secretary

Evergy Kansas Central, Inc.

/s/ Heather A. Humphrey
Heather A. Humphrey
Senior Vice President, General Counsel and Corporate Secretary

Evergy Metro, Inc.

/s/ Heather A. Humphrey
Heather A. Humphrey
Senior Vice President, General Counsel and Corporate Secretary

Date: December 8, 2020